UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2022

CASI PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

delaware (State or other jurisdiction of incorporation or organization)	0-20713 (Commission File Number)	58-1959440 (IRS Employer Identification No.)

9620 Medical Center Drive, Suite 300

Rockville, Maryland

(Address of principal executive offices)

20850

(Zip Code)

(240) 864-2600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	CASI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

CASI Pharmaceuticals, Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”) on May 25, 2022. At the Annual Meeting, the Company’s stockholders considered and approved three proposals, each of which is described in more detail in the Proxy Statement. The following is a brief description of each matter voted upon at the Annual Meeting, and the final voting results for each matter, including the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter.

Election of Directors.  Each of Quan Zhou, Ph.D. and James Huang were elected to serve as a member of the Board of Directors for a term expiring at the annual meeting of stockholders as indicated in the Proxy Statement and until his successor is duly elected and qualified, as follows:

Director	FOR	WITHHELD	BROKER NON-VOTES
Quan Zhou, Ph.D.	83,020,490	1,183,332	17,633,698
James Huang	81,429,303	2,774,519	17,633,698

Ratification of Independent Registered Public Accountants.  The stockholders voted to ratify the appointment of KPMG Huazhen LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, as follows:

FOR	100,340,696
AGAINST	1,292,952
ABSTAIN	203,871

Approval of the Company’s Reverse Stock Split.  The stockholders voted to approve the proposal to authorize our Board of Directors, in its discretion but no later than the one-year anniversary of the 2022 annual meeting of stockholders, to amend our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding common stock and treasury shares, at a ratio in the range of 1-for-2 to 1-for-20, such ratio to be determined by the board of directors and included in a public announcement (the “Reverse Stock Split Proposal”), as follows:

FOR	86,621,276
AGAINST	15,064,357
ABSTAIN	151,887

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASI PHARMACEUTICALS, INC.

/s/ Larry Zhang

Larry (Wei) Zhang
President & Corporate Secretary

Date: May 25, 2022